GreenLight Biosciences announces realignment to focus on near-term value drivers

BOSTON, MA, October 12, 2022—GreenLight Biosciences (Nasdaq: GRNA), a public benefit corporation striving to bring effective and safe solutions to make food clean and affordable for everyone and dedicated to developing health solutions for every person on our planet, today announced a realignment to focus on key near-term value drivers and extend its cash runway.

Key changes include further optimizing GreenLight’s organizational structure to better serve the company’s operations and more efficiently support the research, development and commercialization of its plant health and human health pipelines, primarily by integrating GreenLight's platform team into the respective teams for human health and plant health. These integrations come with a staff reduction of approximately 25%.

In recent months, GreenLight’s human health team announced manufacturing mRNA at scale with Samsung Biologics and launched partnerships to develop vaccines with the Vaccine Research Center at the National Institutes of Health and with Serum Institute of India.

The plant health team has demonstrated first-of-a-kind field control of fungal pathogens such as Powdery Mildew, with effectiveness on a par with chemical standards. The team has also progressed work to develop RNA seed treatments, partnering with Germains Seed Technology. Field trials of GreenLight’s proprietary pollinator solution to protect honeybees showed control of varroa destructor mite similar or superior to a leading chemical alternative after 12 weeks.

“Our goals, ambition and mission remain unchanged as we hone the focus of our work to current market conditions,” said Andrey Zarur, CEO of GreenLight. “The integration and streamlining of teams will help extend our runway and allow us to better focus on our near-term value drivers for human health and plant health.”

For plant health, we continue to work on broadening the pipeline, which includes fungicides and insecticides. There will be particular emphasis on advancing registration and commercialization of the first-ever foliar-applied RNA for crop protection, Calantha™, GreenLight’s solution for control of the Colorado potato beetle. We will also continue towards regulatory submission of GreenLight’s solution targeting varroa mites, which are decimating honeybee colonies around the globe.

For human health, our ongoing focus remains on obtaining proof of concept of GreenLight’s technology platform with our Covid vaccine and advancing our shingles program in collaboration with Serum Institute of India. Following on the Covid and Shingles work, GreenLight plans to continue to work on research programs addressing unmet medical needs in lower and middle income countries.

As a result of this realignment, GreenLight will shift its focus from early-stage research programs—including our gene therapy program for sickle cell disease and our programs for antibody therapy and supra-seasonal flu—to opportunities that are nearer to commercialization. We are also reorganizing our operations in order to maximize the efficiency of our team, which we expect will reduce our facilities and other SG&A costs over time. The reductions in headcount are expected to generate savings of approximately $13 million in direct employee costs in 2023. In addition, we expect there will be savings from other direct and indirect cost areas.

“This realignment comes following a range of cost cutting measures instituted earlier this year and will help us better position GreenLight for longer-term growth,” said Andrey Zarur, CEO of GreenLight. “For me, personally, it is heartbreaking to say goodbye to such incredibly talented and valued colleagues and we sincerely appreciate their dedication and contributions to GreenLight.”

About GreenLight Biosciences

GreenLight Biosciences (Nasdaq: GRNA) aims to address some of the world’s biggest problems by delivering on the full potential of RNA for human health and agriculture. Our RNA platform allows us to research, design, and manufacture for human, animal, and plant health. In human health, this includes messenger RNA vaccines and therapeutics. In agriculture, this includes RNA to protect honeybees and a range of crops. The Company’s platform is protected by numerous patents. GreenLight’s human health product candidates are in the pre-clinical stage, and its product candidates for the agriculture market are in the early stages of development or regulatory review.

Forward Looking Statements

Availability of Other Information About GreenLight Biosciences

Investors and others should note that we communicate with our investors and the public using our website (www.greenlightbiosciences.com), the investor relations website (https://investors.greenlightbio.com/), and on social media (Twitter and LinkedIn), including but not limited to investor presentations and investor fact sheets, U.S. Securities and Exchange Commission filings, press releases, public conference calls and webcasts. The information that GreenLight posts on these channels and websites could be deemed to be material information. As a result, GreenLight encourages investors, the media, and others interested in GreenLight to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on GreenLight’s investor relations website and may include additional social media channels. The contents of GreenLight’s website or these channels, or any other website that may be accessed from its website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the timing of and costs associated with our planned restructuring, and the benefits we expect to receive from the restructuring, the success, cost and timing of our research and development activities in our plant and human health programs, the acceptance of RNA-based technologies by regulators and the public, our ability to raise and productively deploy capital and the rate at which we can successfully bring products to market, our projected cash runway and our ability to obtain funding for our operations when needed. Forward-looking statements include statements relating to our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in our Quarterly Reports on Form 10-Q, periodic filings on Form 8-K, and any of our future filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the ongoing COVID-19 pandemic and there may be additional risks that we consider immaterial, or which are unknown. It is not possible to predict or identify all such risks. Our forward-looking statements only speak as of the date they are made, and we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For additional information on GreenLight and potential risks associated with investing, please see our public filings at

https://investors.greenlightbio.com/financial-information/sec-filings.

Media Contact:

Thomas Crampton

SVP Corporate Affairs

GreenLight Biosciences

press@greenlightbio.com

Investor Contact:

investors@greenlightbio.com

https://investors.greenlightbio.com/